UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22620

T. Rowe Price Multi-Sector Account Portfolios, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Mortgage-Backed Securities Multi-Sector Account Portfolio	February 28, 2022
T. ROWE PRICE MORTGAGE-BACKED SECURITIES MULTI-SECTOR ACCOUNT PORTFOLIO

HIGHLIGHTS

■	The Mortgage-Backed Securities Multi-Sector Account Portfolio produced negative returns and underperformed its benchmark during the 12-month period ended February 28, 2022.

■	Mortgage-backed securities (MBS) lost ground during the period as the Federal Reserve began to move toward a hawkish monetary policy to address high inflation.

■	Interest rate management detracted from the portfolio’s relative results, while asset allocation and security selection decisions were generally beneficial.

■	Although valuations appeared more attractive at the end of the period, the MBS sector could face headwinds from declining central bank support and rates volatility.

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Market Commentary

Dear Investor

Major stock and bond indexes produced mixed results during your fund’s fiscal year, the 12-month period ended February 28, 2022. Strong corporate earnings growth and a recovering economy contended with worries about inflation, new coronavirus variants, expectations of aggressive central bank tightening, and escalating geopolitical tensions.

Financial markets entered the period on an upbeat note, as the U.S. Congress expanded its coronavirus relief efforts with the passage of the $1.9 trillion American Rescue Plan Act in March. Record levels of fiscal stimulus, combined with an accelerating global vaccine rollout, helped propel a robust economic recovery and a rise in equity indexes. Weekly jobless claims declined steadily to new pandemic-era lows during the second quarter of 2021. The improved labor market and renewed stimulus efforts were reflected in higher consumer spending. A robust increase in corporate earnings growth also drove markets for much of 2021. However, earnings tailwinds showed signs of fading heading into 2022, as certain high-profile companies issued weaker-than-expected earnings reports or financial projections.

Concerns over inflation began to intensify in the latter half of the period. Persistent supply chain problems, including soaring shipping costs, raised prices for both raw materials and finished goods, while the release of pent-up demand for travel, recreation, and other services also pushed prices higher. In the U.S., consumer prices rose by 7.5% in the 12-month period ended in January 2022, the most since 1982.

Meanwhile, central banks began to move away from the extremely accommodative policies they instituted in response to the initial wave of the coronavirus. Federal Reserve officials began tapering the central bank’s purchases of Treasuries and agency mortgage-backed securities in November, and markets priced in a much more aggressive pace of rate hikes than previously expected as inflation remained elevated.

Markets were caught by surprise at the end of the period when Russia launched a large-scale military offensive into Ukraine. Amid the humanitarian crisis caused by the invasion, global equity markets moved sharply lower. Defensive stocks outperformed amid a flight to safety, while energy prices and market volatility spiked. Financials and other cyclicals dependent on a healthy economy underperformed.

In the fixed income market, domestic bond returns were broadly negative over the course of the period, as yields rose across the Treasury yield curve—especially in the intermediate-term portion of the curve—amid expectations of aggressive monetary tightening. (Bond yields and prices move in opposite directions.) Municipal bonds finished the 12-month period with negative results but held up better than Treasuries and the broader U.S. investment-grade taxable bond market, as demand for tax-free income remained strong, new supply was manageable, and state and local governments benefited from an influx of federal cash and stronger-than-expected tax revenues. However, the sector faced headwinds in early 2022 as Treasury yields increased and fund flows turned negative.

Looking ahead, the geopolitical turmoil in Ukraine has understandably raised investor and humanitarian concerns around the globe and increased market volatility and uncertainty. In light of the tragic events unfolding in Ukraine, we believe volatility in the market is likely to continue. Supply chain issues and inflation pressures are also likely to persist for longer, complicating the already difficult task of central banks trying to tackle price pressures and engineer a soft landing. Past performance of markets shows that the beginning of a policy rate-hiking cycle does not necessarily derail the U.S. stock or bond markets, nor the U.S. dollar. However, this past performance does not guarantee that those markets will perform well at the beginning of the next hiking cycle.

On the positive side, we believe that household wealth gains, pent-up consumer demand, and a potential boom in capital expenditures could sustain growth even as monetary policy turns less supportive. In this environment, our investment teams will remain focused on using fundamental research to identify companies that we believe can add value to your portfolio over the long term.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps

President and CEO

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks high current income and, secondarily, capital appreciation.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Mortgage-Backed Securities Multi-Sector Account Portfolio returned -3.37% for the 12 months through February 28, 2022, underperforming its benchmark, the Bloomberg U.S. Mortgage Backed Securities Index. Past performance cannot guarantee future results.

What factors influenced the fund’s performance?

During the 12-month reporting period, mortgage-backed securities (MBS) produced negative returns and underperformed Treasuries and the broader Bloomberg U.S. Aggregate Bond Index.

MBS faced headwinds during the period as the Federal Reserve began to move toward a hawkish monetary policy to address high inflation. The central bank began reducing its purchases of Treasuries and agency MBS in November and ended the quantitative easing program in March 2022, just after our reporting period ended.

Within the portfolio, interest rate management detracted from relative results. A longer-than-benchmark duration posture—a function of the portfolio’s agency MBS positioning—detracted as Treasury rates rose across the curve. Yield curve positioning was also a slight headwind; duration overweights toward the front of the curve were detrimental as the Treasury curve flattened, with shorter-term rates increasing the most.

The portfolio’s greater exposure to MBS than the benchmark resulting from its use of to-be-announced (TBA) positions weighed on relative performance. Increased rate volatility and rapidly shifting expectations for Fed interest rate and balance sheet policy in response to persistently elevated inflation led to negative excess returns for the broad MBS market.

Apart from the portfolio’s higher overall MBS exposure, the portfolio generally saw benefits from asset allocation and security selection decisions. Overweight allocations in higher-coupon Government National Mortgage Association (GNMA) MBS contributed as the rise in mortgage rates helped to ease prepayment risk. Underweights to lower-coupon conventional MBS also helped as those segments received less support from Fed purchases as the period progressed. Lower-coupon positions also saw their durations extend with rates rising, increasing their interest rate sensitivity and discouraging investors.

Security selection also added value overall. TBA positions in lower-coupon segments performed well. On the downside, positions in higher-coupon mortgage pools detracted somewhat as those bonds provided less prepayment protection than our models had projected.

How is the fund positioned?

During the period, we increased the portfolio’s overweight allocation to 30-year GNMA MBS as valuations for that segment improved. After underperforming in 2021, GNMAs outperformed conventional mortgages at the beginning of 2022. The technical backdrop for GNMAs has improved due to an expected decline in net supply owing to reduced housing affordability, lessened prepayment risk with mortgage rates rising, and attractive currency-adjusted yields for foreign investors seeking high-quality assets.

The portfolio held a relatively consistent overweight to 30-year conventional MBS throughout the period. After starting the 12-month period with a modest overweight to 15-year conventionals, we shifted to an underweight early in the period and increased that positioning in recent months.

The portfolio made greater use of TBAs as the period progressed to help boost liquidity, which has been challenged. Higher rates have also reduced the value of prepayment protection in certain specified pools.

In terms of coupon exposure, we favored higher coupons within both the conventional and GNMA subsectors. We believe that they offer better spread compensation for expected interest rate volatility than lower coupons.

The duration of the portfolio and the MBS index both markedly increased over the 12-month period, following the rise in Treasury rates and, by extension, mortgage rates. The portfolio’s duration was moderately longer than the benchmark throughout the period. As noted earlier, that positioning reflects the underlying characteristics of the agency MBS universe rather than top-down duration positioning.

What is portfolio management’s outlook?

The Fed has completed the quantitative easing program it launched at the start of the pandemic and began raising the fed funds rate at its March meeting. The next decision for policymakers is determining the plan for reducing the Fed’s extensive holdings of Treasuries and MBS, which could be announced as soon as the May monetary policy meeting.

The removal of central bank support and increased volatility in Treasury rates as the Fed tightens policy could produce headwinds for the MBS sector in the near term. However, after underperforming Treasuries in recent months on a duration-adjusted basis, we believe MBS valuations appear more attractive. Moreover, prepayment risk has declined as mortgage rates have increased, and the technical backdrop has improved, with new supply shrinking significantly since the Fed began to step away from the market in November 2021.

As a result of these factors, along with heightened investor concerns about geopolitical risks, we believe the MBS market could benefit from healthy demand for liquid bonds with high credit quality. Security selection remains critically important, and we will continue to rely heavily on our extensive fundamental and quantitative research on the mortgage market and individual bonds.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISK OF MBS INVESTING

A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds’ prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and potentially volatile instruments could affect the fund’s share price.

BENCHMARK INFORMATION

Note: Bloomberg® and the Bloomberg U.S. Mortgage Backed Securities Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by T. Rowe Price. Bloomberg is not affiliated with T. Rowe Price, and Bloomberg does not approve, endorse, review, or recommend its products. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to its products.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the portfolio over the past 10 fiscal year periods or since inception (for portfolios lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual portfolio averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Year Ended 2/28/22	2/28/21	2/29/20	2/28/19	2/28/18
NET ASSET VALUE					
Beginning of period	$ 9.60	$ 9.53	$ 9.13	$ 9.12	$ 9.37
Investment activities					
Net investment income[(1)(2)]	0.08	0.13	0.25	0.26	0.23
Net realized and unrealized gain/loss	(0.40)	0.07	0.42	0.06	(0.19)
Total from investment activities	(0.32)	0.20	0.67	0.32	0.04
Distributions					
Net investment income	(0.08)	(0.11)	(0.27)	(0.30)	(0.29)
Tax return of capital	–	(0.02)	–	(0.01)	–[(3)]
Total distributions	(0.08)	(0.13)	(0.27)	(0.31)	(0.29)
NET ASSET VALUE					
End of period	**$ 9.20**	**$ 9.60**	**$ 9.53**	**$ 9.13**	**$ 9.12**

Ratios/Supplemental Data					
Total return[(2)(4)]	**(3.37)%**	**2.13%**	**7.38%**	**3.54%**	**0.44%**
Ratios to average net assets:[(2)]					
Gross expenses before waivers/payments by Price Associates	0.04%	0.02%	0.03%	0.04%	0.03%
Net expenses after waivers/payments by Price Associates	0.02%	0.02%	0.02%	0.02%	0.02%
Net investment income	0.88%	1.38%	2.68%	2.83%	2.43%
Portfolio turnover rate	916.0%	500.2%	344.9%	299.6%	467.6%
Net assets, end of period (in thousands)	$ 132,340	$ 132,924	$ 157,468	$ 84,961	$ 106,229

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 5 for details of expense-related arrangements with Price Associates.

(3) Amounts round to less than $0.01 per share.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

The accompanying notes are an integral part of these financial statements.

February 28, 2022

The accompanying notes are an integral part of these financial statements.

February 28, 2022

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

($000s)

	Year Ended 2/28/22	2/28/21
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 1,171	$ 1,929
Net realized gain (loss)	(2,402)	2,031
Change in net unrealized gain / loss	(3,688)	(828)
Increase (decrease) in net assets from operations	(4,919)	3,132
Distributions to shareholders		
Net earnings	(1,120)	(1,718)
Tax return of capital	-	(259)
Decrease in net assets from distributions	(1,120)	(1,977)
Capital share transactions*		
Shares sold	33,550	20,570
Distributions reinvested	1,120	1,966
Shares redeemed	(29,215)	(48,235)
Increase (decrease) in net assets from capital share transactions	5,455	(25,699)
Net Assets		
Decrease during period	(584)	(24,544)
Beginning of period	132,924	157,468
End of period	**$ 132,340**	**$ 132,924**
*Share information		
Shares sold	3,522	2,136
Distributions reinvested	118	204
Shares redeemed	(3,104)	(5,011)
Increase (decrease) in shares outstanding	536	(2,671)

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Multi-Sector Account Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Mortgage-Backed Securities Multi-Sector Account Portfolio (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks high current income and, secondarily, capital appreciation. The fund is available for investment only to institutional accounts managed by T. Rowe Price Associates, Inc., and is not available for direct purchase by members of the public.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on February 28, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Mortgage-Backed Securities The fund invests in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. The fund also invests in stripped MBS, created when a traditional MBS is split into an interest-only (IO) and a principal-only (PO) strip. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments. IOs also risk loss of invested principal from faster-than-anticipated prepayments.

TBA Purchase, Sale Commitments and Forward Settling Mortgage Obligations The fund enters into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including rate and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold.

To mitigate counterparty risk, the fund has entered into Master Securities Forward Transaction Agreements (MSFTA) with counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments and other forward settling mortgage obligations with a particular counterparty (collectively, MSFTA Transactions). At any time, the fund’s risk of loss from a particular counterparty related to its MSFTA Transactions is the aggregate unrealized gain on appreciated MSFTA Transactions in excess of unrealized loss on depreciated MSFTA Transactions and collateral received, if any, from such counterparty. As of February 28, 2022, cash of $899,000 had been posted by the fund to counterparties for MSFTA Transactions. Collateral pledged by counterparties to the fund for MSFTA Transactions consisted of $18,000 cash as of February 28, 2022.

LIBOR Transition The fund may invest in instruments that are tied to reference rates, including LIBOR. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offered rates (IBOR). While publication for most LIBOR currencies and lesser-used USD LIBOR settings ceased immediately after December 31, 2021, remaining USD LIBOR settings will continue to be published until June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

Other Purchases and sales of U.S. government securities aggregated $1,379,845,000 and $1,374,771,000, respectively, for the year ended February 28, 2022.

NOTE 4 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Distributions during the years ended February 28, 2022 and February 28, 2021, were characterized for tax purposes as follows:

At February 28, 2022, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for no investment management fee; however, the manager will earn fees from managing the institutional accounts invested in the fund. Further, the manager will be required to bear all expenses of the fund, including custody expense in excess of a specified custody fee limitation but excluding interest and borrowing-related charges; taxes; brokerage fees and commissions (including dealer markups and spreads), transfer taxes, and other charges incident to the purchase, sale, or lending of the fund’s portfolio securities and other holdings; and other non-recurring expenses permitted by the investment management agreement. The agreement provides that the fund will bear custody expense up to the custody fee limitation, equal to 0.02% of the fund’s average daily net assets. Expenses of the fund paid by the manager are not subject to later repayment by the fund.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund; prior to December 13, 2021, the cash collateral from securities lending was invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended February 28, 2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 6 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. In February 2022, Russian forces entered Ukraine and commenced an armed conflict. Economic sanctions have since been imposed on Russia and certain of its citizens, including the exclusion of Russia from the SWIFT global payments network. As a result, Russia’s central bank closed the country’s stock market on February 28, 2022, and Russian-related stocks and debt have since suffered significant declines in value. The duration of the coronavirus outbreak and the Russian-Ukraine conflict, and their effects on the financial markets, cannot be determined with certainty. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by these and such other events. Management is actively monitoring these events.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Multi-Sector Account Portfolios, Inc.

and Shareholders of T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio (one of the portfolios constituting T. Rowe Price Multi-Sector Account Portfolios, Inc., referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

April 19, 2022

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/22

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For nonresident alien shareholders, $1,171,000 of income dividends are interest-related dividends.

For shareholders subject to interest expense deduction limitation under Section 163(j), $1,171,000 of the fund’s income qualifies as a Section 163(j) interest dividend and can be treated as interest income for purposes of Section 163(j), subject to holding period requirements and other limitations.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

ABOUT THE PORTFOLIO’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent (i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act) of the Price Funds, T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “interested” directors and officers are employees of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [204]	President and Chief Executive Officer, Federal Home Loan Bank of San Francisco (2021 to present); President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021); Director, Chimera Investment Corporation (2017 to 2021); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)

Ronald J. Daniels (1959) 2018 [204]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [204]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to 2021); Chief Executive Officer and Director (2009 to 2016), Chair of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chair of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2013 [204]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chair of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [204]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Kellye L. Walker(c) (1966) 2021 [204]	Executive Vice President and Chief Legal Officer, Eastman Chemical Company (April 2020 to present); Executive Vice President and Chief Legal Officer, Huntington Ingalls Industries, Inc. (NYSE: HIl) (January 2015 to March 2020); Director, Lincoln Electric Company (October 2020 to present)

(a)All information about the independent directors was current as of December 31, 2021, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, nonexecutive chair of the Board and director of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.
(c)Effective November 8, 2021, Ms. Walker was appointed as independent director of the Price Funds.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [204]	General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price Investment Management, Inc. (Price Investment Management); Vice President and Secretary, T. Rowe Price International (Price International); Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2019 [0]	Director and Vice President, T. Rowe Price; Chief Executive Officer and President, T. Rowe Price Group, Inc.; Director, Price Investment Management; Vice President, T. Rowe Price Trust Company

Eric L. Veiel, CFA (1972) 2022 [204]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company

(a)All information about the interested directors was current as of January 1, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With Multi-Sector Account Portfolios	Principal Occupation(s)

Mariel Abreu (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Scott E. Ackerman (1987) Vice President	Assistant Vice President, T. Rowe Price

Roy H. Adkins (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Anil K. Andhavarapu (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Stephen L. Bartolini, CFA (1977) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Jason A. Bauer (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Steven E. Boothe, CFA (1977) President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Peter I. Botoucharov (1965) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Tala Boulos (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Brian J. Brennan, CFA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company

Christopher P. Brown, Jr., CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Shiu Tak Chan (1981) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Carolyn Hoi Che Chu (1974) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Michael J. Conelius, CFA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company

Michael F. Connelly, CFA (1977) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Michael P. Daley (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ramon R. de Castro (1966) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Stephen M. Finamore, CFA (1976) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Justin T. Gerbereux, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Aaron Gifford, CFA (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, Price International, and T. Rowe Price Trust Company

Michael J. Grogan, CFA (1971) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Shaoyu Guo (1992) Vice President	Vice President, Price Hong Kong; formerly, Economist, J.P. Morgan (to 2020)

Richard L. Hall (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Arif Husain, CFA (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Keir R. Joyce, CFA (1972) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Andrew J. Keirle (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Christopher J. Kushlis, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Michael Lambe, CFA (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Alan D. Levenson, Ph.D. (1958) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paul M. Massaro, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Michael J. McGonigle (1966) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ivan Morozov, CFA (1987) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Samy B. Muaddi, CFA (1984) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Razan Nasser (1985) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International; formerly, Senior Economist, HSBC Bank Middle East Ltd (to 2019)

Ka Yi Claire Ng (1984) Assistant Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alexander S. Obaza (1981) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Kenneth A. Orchard (1975) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Miso Park, CFA (1982) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Mary Ann Picciotto, CPA (1973) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and Price International; formerly, Head of Compliance, Invesco (to 2019)

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Rodney M. Rayburn, CFA (1970) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Theodore E. Robson, CFA (1965) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Brian A. Rubin, CPA (1974) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Jeanny Silva (1975) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David Stanley (1963) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Ju Yen Tan (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Robert D. Thomas (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Siby Thomas (1979) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Michael J. Trivino (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Wesley R. Trowbridge (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Willem Visser (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Lauren T. Wagandt (1984) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

Bineesha Wickremarachchi, CFA (1980) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Rebecca Willey (1987) Vice President	Vice President, T. Rowe Price

J. Howard Woodward, CFA (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,749,000 and $3,315,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Multi-Sector Account Portfolios, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	April 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	April 19, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	April 19, 2022